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                                                                   EXHIBIT 10.49


            SECOND EXTENSION AGREEMENT FOR AMENDMENT AND FORBEARANCE
                   AGREEMENT DATED JUNE 20, 2001, AS AMENDED

         Second Extension Agreement dated as of December 31, 2001 ("Second Extension Agreement") for Amendment and Forbearance Agreement dated June 20, 2001 as amended under the Extension Agreement dated as of September 1, 2001 (as amended, the "Forbearance Agreement") among Standard Federal Bank ("Standard Federal" or "Lender"), McClain Industries, Inc. ("Industries"), McClain E-Z Pack, Inc. ("E-Z Pack"), McClain Galion, Inc. ("Galion"), Shelby Steel Processing Company ("Shelby"), McClain Tube Company d/b/a Quality Tube ("Tube"), McClain International FSC ("International"), McClain Southland Co. ("Southland"), and McClain Group Leasing, Inc. ("Leasing"). Industries, E-Z Pack, Galion, Shelby, Tube, International, Southland and Leasing are identified collectively as the "Borrowers" and individually as a "Borrower"; Industries, in its capacity as guarantor, is identified as the "Guarantor"; and the Borrowers and the Guarantor are identified collectively as the "Obligated Parties" and individually as an "Obligated Party".

                                    RECITALS

         A. The Forbearance Period expired October 31, 2001. Standard Federal has been forbearing day to day from further efforts to collect the Loans. Borrowers have requested an extension to January 31, 2002 of the Forbearance Period to permit Borrowers additional time to stabilize their financial situation.

         B. Capitalized terms used but not defined in this Agreement have the same meanings given to those terms in the Forbearance Agreement and the Loan Documents.

         C. Each Obligated Party reaffirms, ratifies, confirms and approves its obligations and duties under the Forbearance Agreement and the Loan Documents (including the Guarantor Loan Documents) as modified by this Extension Agreement. Future administration of the Obligations and the financing arrangements among Standard Federal and the Obligated Parties shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed and are incorporated by this reference, except to the extent the Forbearance Agreement or the Loan Documents are superseded, amended, modified or supplemented by this Extension Agreement or are inconsistent with this Extension Agreement, then this Extension Agreement will govern.

         D. Other than the Specified Defaults each Obligated Party represents and warrants, after due inquiry and investigation, that it is not aware of any other Events of Default or defaults, or of any event that, with the passage of time, notice, or both, would become an Event of Default or a default under the Forbearance Agreement, Loan Documents or this Extension Agreement.

         E. Each Obligated Party acknowledges and agrees that (i) Standard Federal has fully performed all of its obligations under the Forbearance Agreement and the Loan Documents; (ii) Standard Federal has no obligation to continue to lend to Borrowers; (iii) Standard Federal has no obligation to forbear from enforcing its rights and remedies other than as set forth in this Agreement; (iv) any loans made after the date of this Extension Agreement will continue to be made in Standard Federal's sole discretion; (v) Standard Federal has made no representations of



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any nature or kind that funding in any amount will continue; and (vi) Standard
Federal has made no representations of any nature or kind that the Forbearance Period will again be extended beyond its extended expiration.

         F. Each Obligated Party further acknowledges and agrees that the actions taken by Standard Federal to date in furtherance of the Forbearance Agreement and the Loan Documents are reasonable and appropriate under the circumstances and are within Standard Federal's rights under the Loan Documents and applicable law.

         G. Each Obligated Party represents and warrants to Standard Federal that it received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from the Obligations, and from any other loans made or that may be made in the future.

         H. Subject to the terms and conditions of this Agreement, and in reliance on the Obligated Parties' agreements, acknowledgments, representations, and warranties in the Forbearance Agreement, Standard Federal has agreed to extend the Forbearance Period as set forth below.

                                    AGREEMENT

         Based on the foregoing Recitals (which are incorporated herein as agreements, representations, warranties, and covenants of the Obligated Parties), Standard Federal and each Obligated Party agree as follows:

         1. Forbearance. Subject to the condition that Standard Federal receives, on or before December 28, 2001, a fully executed copy of this Second Extension Agreement, acknowledged by each of the Obligated Parties as provided below, together with fully executed copies of all Exhibits hereto that require signature, and there being no default under the Forbearance Agreement, Standard Federal agrees that the Forbearance Period is extended through January 31, 2002.


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         2. Line of Credit Cap. Effective immediately, the Line of Credit Cap under the Amended and Restated Loan Agreement dated July 9, 1999, as amended, among Borrowers (all except Leasing) and Lender, is $22,000,000.

         3. Interest. Beginning as of December 4, 2001, interest on the Loans has accrued at the default rate of Lender's prime rate from time to time in effect plus two and one-half percentage points (2-1/2%). Interest shall continue to accrue on the Loans at that default rate.

         4. Inventory Cap. Effective immediately, the cap on the maximum amount of Qualified Inventory included in the Line of Credit Limit under the Amended and Restated Loan Agreement dated July 9, 1999, as amended, is reduced from $15,000,000 to $13,500,000, and shall be further reduced to $12,000,000 as of
December 31, 2001.

         5. Container Sales. Borrowers have delivered to Standard Federal an e-mail acknowledgment from Waste Management of acceptance by that customer of Borrowers' invoices for the sale of containers to the customer for a total sale price of not less than $3,700,000, and on or before December 31, 2001, Borrowers shall deliver to Bank in the form received payment in full of the foregoing invoices. Without limitation, failure by Borrowers to deliver timely the payment shall be a default under this Second Extension Agreement.

         6. Consultant. The consultant previously retained by Borrowers or its counsel is no longer providing services at the request of Borrowers. The Borrowers have advised Standard Federal that Borrowers have retained another business consultant, BBK Ltd., under an engagement letter dated December 17, 2001, a copy of which Borrowers have provided to Standard Federal. That consultant is agreeable to Standard Federal. The terms of the engagement must also include a provision that the consultant's reports of its review of the business of the Borrowers will be made available to the Borrowers and Standard Federal not later than January 31, 2002.

         7. Leasing Credit Limit. Effective immediately, the definition of Credit Limit under the Amended and Restated Loan Agreement between Standard Federal and Leasing dated June 20, 2001 shall mean the lesser of (a) $19,500,000 through January 15, 2002 or $19,000,000 from January 16, 2002 through January 30, 2002, or (b) an amount equal to the Borrowing Base (as defined in that Loan Agreement).



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         8. Dominion of Funds. Borrowers (all except Leasing) acknowledge and agree they shall hold in express trust for Standard Federal and immediately surrender in the form received all of their cash inflows to Standard Federal by depositing such inflows into account #1054400337 maintained at Standard Federal ("Cash Collateral Account"). One hundred percent of Borrowers' (all except Leasing) cash inflows will be applied to those Borrowers' Line of Credit Loan. Subject to maintaining an advisory Line of Credit Limit equal to or greater than the balance owing on the Line of Credit Loan made available by Standard Federal to Borrowers (all except Leasing), and provided there are no further defaults under the terms of the Forbearance Agreement, as amended, and no further defaults under the Loan Documents, Bank may, in its sole discretion, continue to advance to those Borrowers under the Line of Credit Loan, in accordance with the Loan Documents and the Forbearance Agreement, as amended, through January 30, 2002. In the event the balance on the Line of Credit Loan exceeds the then applicable Line of Credit Limit at any time, no advances will be allowed. Each borrowing request or accounts receivable collection must be accompanied by a borrowing base report, in form satisfactory to Standard Federal, with a minimum of one report per week.

         9. No Further Forbearance Implied. Each Obligated Party acknowledges that Standard Federal has no obligation to continue making loans; again extend the term of the Forbearance Period; or forbear from enforcing its rights and remedies after the Forbearance Period, and nothing contained herein or otherwise is intended to be or is a promise or agreement to continue making loans; or extend the term of the Forbearance Period beyond the extended expiration thereof. Furthermore, no future agreement by Standard Federal to continue making loans; or to extend the term of the Forbearance Period beyond the expiration thereof, or any other agreement, is valid or enforceable unless it is contained in a written agreement signed by Standard Federal.

         10. RELEASE. AS OF THE DATE OF EXECUTION OF THIS SECOND EXTENSION AGREEMENT BY THE OBLIGATED PARTIES, EACH OBLIGATED PARTY REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST STANDARD FEDERAL, NATIONAL BANK OF CANADA ("NBC"), FIFTH THIRD BANK, SUCCESSOR TO OLD KENT BANK BY REASON OF MERGER, ("FIFTH THIRD"), OR NATIONAL CITY BANK OF MICHIGAN/ILLINOIS ("NCB") (NBC, FIFTH THIRD AND NCB TOGETHER, THE "PARTICIPANTS") ALL OF WHICH ARE PARTICIPATING BANKS IN THE LOANS TO THE OBLIGATED PARTIES. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OBLIGATED PARTY INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE OBLIGATED PARTIES, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES STANDARD FEDERAL, NBC, FIFTH THIRD AND NCB AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE OF EXECUTION OF THIS SECOND EXTENSION AGREEMENT BY THE OBLIGATED PARTIES. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY STANDARD FEDERAL,



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NBC , FIFTH THIRD, NCB, OR ANY OR ALL OF THEM, UNDER THE LOAN DOCUMENTS, THE
GUARANTOR LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH STANDARD FEDERAL, NBC, FIFTH THIRD, NCB OR ANY OR ALL OF THEM AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE PARTIES, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE PARTIES HAS OR MAY HAVE HAD WITH STANDARD FEDERAL, NBC, FIFTH THIRD, NCB OR ANY OR ALL OF THEM AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE.

         11. Waiver of jury trial and bond; submission to jurisdiction: and acknowledgment.

                  (A) 1. Any judicial proceeding against any Obligated Party brought by Lender with respect to any term or condition of this Second Extension Agreement, the Forbearance Agreement or the Loan Documents, or any other present or future agreement between any Obligated Party and Lender and/or any other matter of any kind whatsoever may be brought by Lender in a court of competent jurisdiction in the State of Michigan, United States of America, and the parties each hereby irrevocably consents and submits itself to jurisdiction in any such court; and, by execution and delivery of this Agreement, each of the Obligated Parties and Lender accept for themselves and in connection with their respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any final judgment rendered thereby in connection with this agreement, or any other present and future agreement between any of the Obligated Parties and Lender and/or any other matter of any kind whatsoever.

         2. Each of the Obligated Parties waives personal service of any and all process upon it, and consents that all such service of process may be made by first-class mail or messenger directed to it at its address set forth in the Forbearance Agreement. Each of the parties waives any bond or surety or security upon such bond or surety that might, but for this waiver, be required of Lender.

         3. Nothing contained in this section affects or limits the right of Lender to serve legal process in any other manner permitted by law or affects Lender's right to bring any action or proceeding against any Obligated Party or their property in the courts of any other jurisdiction selected by lender in its sole and absolute discretion.

         4. Any judicial proceeding by any Obligated Party against Lender and/or any person or entity related to or affiliated with Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this agreement or any present or future agreement between any Obligated Party and Lender and/or any other matter of any kind whatsoever, may be brought only in a court located in the state of Michigan, county of Oakland (which court shall have sole and exclusive jurisdiction to hear such matters).

         5. Each of the Obligated Parties waives any objection to jurisdiction and venue of any action instituted hereunder or in connection herewith and may not assert any defense based in any way on lack of jurisdiction or venue or based upon forum non conveniens.




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                  (B) each Obligated Party acknowledges that (1) it has fully read all of this Extension Agreement and has been given the opportunity to consult with counsel and other advisors of its choice, and after consulting with such counsel or advisors (or having had the opportunity to do so), knowingly, voluntarily and without duress, coercion, unlawful restraint, intimidation or compulsion, enter into this Second Extension Agreement, based upon such advice and counsel (if any) and in the exercise of its business judgment, (2) this Second Extension Agreement has been entered into in exchange for good and valuable consideration, receipt of which the Obligated Party hereto acknowledges, (3) it has carefully and completely read all of the terms and provisions of this agreement and is not relying on the opinions or advice of Lender or its agents or representatives in entering into this Second Extension Agreement.

                  (C) the Obligated Parties and Lender acknowledge that the right to a trial by jury is a constitutional right, but that the right may be waived. Each of the Obligated Parties and Lender each knowingly, voluntarily, irrevocably, and after the opportunity to consult with their respective counsel, without coercion, waive any and all rights to trial by jury of all disputes between them including, without limitation, any claims and/or defenses asserted in any judicial proceeding described herein. Neither Lender nor any of the Obligated Parties will be deemed to have given up this waiver of jury trial unless the Obligated Party claiming that this waiver has been relinquished has a written instrument signed by the other Obligated Parties and Lender stating that this waiver has been given up.

                  (D) the Obligated Parties or Lender may file an original counterpart or a copy of this Second Extension Agreement with any court as written evidence of the waivers and consents contained herein.

                                             STANDARD FEDERAL BANK


                                             By:________________________________

                                             Its:_______________________________


This Second Extension Agreement is executed by each of the Obligated Parties on December __, 2001.

McCLAIN INDUSTRIES, INC.                    McCLAIN E-Z PACK, INC.



By: /s/ Mark S. Mikelait                    By: /s/ Mark S. Mikelait
   --------------------------------            ---------------------------------

Its: Treasurer                              Its: Treasurer
   --------------------------------            ---------------------------------



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McCLAIN GALION, INC.                        SHELBY STEEL PROCESSING
                                            COMPANY


By: /s/ Mark S. Mikelait                    By: /s/ Mark S. Mikelait
   --------------------------------            ---------------------------------

Its: Treasurer                              Its: Treasurer
   --------------------------------            ---------------------------------



McCLAIN TUBE COMPANY                        McCLAIN INTERNATIONAL FSC
d/b/a Quality Tube



By: /s/ Mark S. Mikelait                    By: /s/ Mark S. Mikelait
   --------------------------------            ---------------------------------

Its: Treasurer                              Its:
   --------------------------------            ---------------------------------



McCLAIN SOUTHLAND CO.                       McCLAIN GROUP LEASING, INC.

By: /s/ Mark S. Mikelait                    By: /s/ Mark S. Mikelait
   --------------------------------            ---------------------------------

Its: Treasurer                              Its: Treasurer
   --------------------------------            ---------------------------------



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